                                                                   Exhibit 99.1


FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended March 31, 2003, CNB had consolidated net income of $315,000, or $0.69 per share as compared to $274,000, or $0.60 per share for the three months ended March 31, 2002.

     CNB, with total assets at March 31, 2003 of $192.7 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the newest office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2003 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

             CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                         MARCH 31,         DECEMBER 31,
ASSETS                                                     2003                2002
                                                       ------------        ------------
                                                       (Unaudited)

  Cash and due from banks                              $  6,231,862        $  7,832,735
  Federal funds sold                                        891,587           4,127,299
  Securities available for sale
     (at approximate market value)                       46,523,234          43,429,902
  Federal Home Loan Bank stock, at cost                     600,600             429,000
  Federal Reserve Bank stock, at cost                       129,650             129,650
  Loans and lease receivable, net                       131,091,071         128,330,303
  Accrued interest receivable                               952,852             891,986
  Foreclosed real estate (held for sale), net                 1,800               1,800
  Premises and equipment, net                             4,779,850           4,800,135
  Cash surrender value of life insurance                    994,844             964,179
  Intangible assets                                          94,312              96,483
  Other assets                                              421,211             568,608
                                                       ------------        ------------
TOTAL ASSETS                                           $192,712,873        $191,602,080
                                                       ============        ============


LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
        Demand                                         $ 26,333,588        $ 26,663,469
        Interest-bearing demand                          31,348,962          30,087,763
        Savings                                          22,519,914          21,489,855
        Time, $100,000 and over                          37,056,123          37,433,561
        Other time                                       56,584,777          57,387,901
                                                       ------------        ------------
                                                       $173,843,364        $173,062,549
  Accrued interest payable                                1,023,620           1,010,086
  Deferred income taxes                                      48,935             158,269
  Accrued expenses and other liabilities                  1,389,970           1,101,158
                                                       ------------        ------------

TOTAL LIABILITIES                                      $176,305,889        $175,332,062
                                                       ------------        ------------

SHAREHOLDERS' EQUITY
  Common stock, $1 par value; 5,000,000 shares
       authorized; 458,048 shares outstanding          $    458,048        $    458,048
  Capital surplus                                         3,863,592           3,863,592
  Retained earnings                                      11,582,726          11,267,374
  Accumulated other comprehensive income                    502,618             681,004
                                                       ------------        ------------

TOTAL SHAREHOLDERS' EQUITY                             $ 16,406,984        $ 16,270,018
                                                       ------------        ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $192,712,873        $191,602,080
                                                       ============        ============


The Notes to Consolidated Financial Statements are an integral part of these statements.

               CNB FINANCIAL SERVICES, INC AND SUBSIDIARY
              CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                            2003               2002
                                                         -----------        -----------
INTEREST INCOME
   Interest and fees on loans                            $ 2,320,147        $ 2,210,123
   Interest and dividends on securities:
      U.S. Government agencies and
         corporations                                        341,234            580,003
      Mortgage backed securities                             161,779              4,282
      State and political subdivisions                        13,112              7,363
      Other                                                    4,599              8,065
   Interest on federal funds sold                              7,527             13,317
                                                         -----------        -----------
                                                         $ 2,848,398        $ 2,823,153
                                                         -----------        -----------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                           $ 1,216,268        $ 1,382,583
   Interest on federal  funds purchased                          146               --
                                                         -----------        -----------
                                                         $ 1,216,414        $ 1,382,583
                                                         -----------        -----------

           NET INTEREST INCOME                           $ 1,631,984        $ 1,440,570

PROVISION FOR LOAN LOSSES                                     51,000             73,000
                                                         -----------        -----------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES                 $ 1,580,984        $ 1,367,570
                                                         -----------        -----------

NONINTEREST INCOME
   Service charges on deposit accounts                   $   190,789        $   148,202
   Other service charges, commissions
      and fees                                                91,883             67,365
   Insurance income                                           24,271             25,331
   Other operating income                                     18,849             36,953
   Net gain (loss) on sale of securities                      44,595             54,125
   Income from title company                                  10,250             14,000
   Gain (loss) on sale of other real estate owned               --                 (635)
                                                         -----------        -----------
                                                         $   380,637        $   345,341
                                                         -----------        -----------
NONINTEREST EXPENSES
   Salaries                                              $   679,389        $   531,672
   Employee benefits                                         212,220            188,227
   Occupancy of premises                                      72,013             77,766
   Furniture and equipment expense                           117,537             87,091
   Other operating expenses                                  402,499            422,157
                                                         -----------        -----------
                                                         $ 1,483,658        $ 1,306,913
                                                         -----------        -----------

            INCOME BEFORE INCOME TAXES                   $   477,963        $   405,998

PROVISION FOR INCOME TAXES                                   162,611            132,217
                                                         -----------        -----------

            NET INCOME                                   $   315,352        $   273,781
                                                         ===========        ===========

BASIC EARNINGS PER SHARE                                 $      0.69        $      0.60
                                                         ===========        ===========


The Notes to Consolidated Financial Statements are an integral part of these statements.